Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information Supplement dated September 30, 2020
The purpose of this supplement is to provide you with notice of a change to the current Summary and Statutory Prospectuses and Statements of Additional Information of the Funds listed below:
Invesco American Franchise Fund
Invesco Capital Appreciation Fund
Invesco Summit Fund
Invesco Technology Fund
This supplement amends the Summary and Statutory Prospectuses and Statements of Additional Information (“SAIs”) of the above referenced funds (each a “Fund” and collectively the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement carefully in conjunction with the Summary Prospectuses, Statutory Prospectuses and SAIs and retain it for future reference.
On September 25, 2020, the Boards of Trustees approved a change in each Fund’s subclassification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and the elimination of a related fundamental investment restriction (the “Proposal”). The Proposal requires approval by the shareholders of each Fund and will be submitted to shareholders at a special meeting to be held on January 22, 2021 (the “Meeting”).
It is anticipated that in November 2020, a proxy statement will be mailed to shareholders of each Fund requesting their votes on the Proposal and any other matters which may arise at the Meeting. If the Proposal is successful, the change is expected to occur in January 2021 and each Fund’s Prospectuses and SAIs will be updated accordingly.
AMFR-O-CAPA-SUM-I-TEC SUMSTATSAI 093020
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